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                                                                    EXHIBIT 99.4

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Current Report on Form 8-K under the Securities Exchange Act of 1934 of Citadel Holding Corporation dated October 4, 2000 of our report dated March 27, 2000 and contained in Registration Statement No. 333-36277 of Citadel Holding Corporation on Form S-8 under the Securities Act of 1933 insofar as such report relates to the financial statements and the financial statement schedule of Citadel Holding Corporation for the year ended December 31, 1999.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 4, 2000